Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report on Form 10-Q of Salarius Pharmaceuticals, Inc. (the "Company") for the fiscal period ended June 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David J. Arthur
David J. Arthur
August 5, 2021	President and Chief Executive Officer (Principal Executive Officer)

/s/ Mark J. Rosenblum
Mark J. Rosenblum
August 5, 2021	Executive Vice President and Interim Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)